EX.99B3(e)           The Penn Insurance and Annuity Company
                   Independence Square, Philadelphia, PA 19172

National Accounts - Broker-Dealers Licensed to Sell Variable Annuities and/or Variable
Life Insurance under Federal Securities Laws
(Companion Agreement - Form A-2)

                         BROKER-DEALER SELLING AGREEMENT

        THE PENN INSURANCE AND ANNUITY COMPANY (hereinafter called "PIA") and Hornor, Townsend & Kent, Inc. (hereinafter called "Distributor") enter into this Agreement with __________________________________ (hereinafter called
"Broker-Dealer") on this date ____________, 19 ______ agree as follows:

                              W I T N E S S E T H:
        WHEREAS, PIA is in the business of issuing annuity and life insurance contracts to the public;

        WHEREAS, Distributor is an affiliate of PIA, is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers, Inc., and is assisting PIA in the distribution of such contracts;

        WHEREAS, Broker-Dealer is registered as a Broker-Dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealer, Inc.;

        WHEREAS, Broker-Dealer is affiliated with _____________________________, (hereinafter referred to as
"Corporate Insurance Agent") a corporation which is properly licensed under the insurance laws of the state(s) in which Broker-Dealer will act under this agreement;

        WHEREAS, the parties desire to enter into an arrangement under which Broker-Dealer and Corporate Insurance Agent agree to sell certain variable annuity and variable life insurance contracts issued by PIA;

        NOW THEREFORE, in consideration of these premises and mutual covenants herein contained, the parties agree as follows:

1. Appointment of Broker-Dealer

  1.1 Subject to the terms and conditions of this agreement, PIA and Distributor authorizes as a Broker-Dealer non-exclusive agent for the solicitation of applications for, and the servicing of, variable annuity and/or variable life insurance contracts identified in the schedule(s) attached hereto, and Broker-Dealer accepts such authorization. The variable annuity and/or variable life insurance contracts identified in the schedules(s) are referred to herein as "Contracts".

  1.2 Broker-Dealer and its representatives shall be independent contractors as to PIA and Distributor and, subject to the terms and conditions of this agreement, free to exercise their own judgment as to the time, place and means of performing all acts hereunder. Nothing in this agreement is intended to create a relationship of employer and employee as between PIA or Distributor, on the one hand, and representatives of Broker-Dealer on the other.

2. Security Regulations and Insurance Coordination of Agreements.

  2.1 The sale of variable annuity and variable life insurance contracts identified in the schedule(s) attached and Insurance hereto is subject to and regulated under federal securities laws (and may also be subject to and regulated under certain state securities laws), in addition to state insurance laws. It is understood and agreed that registered representatives of Broker-Dealer shall also be representative of Corporate Insurance Agent and that Corporate Insurance Agent shall contemporaneously enter into a Corporate Insurance Agent Selling Agreement with PIA and Distributor covering the sale of such contracts. This agreement and the Corporate Insurance Agent Selling Agreement shall govern the sales of such contracts.

3. Sale of Contracts.

  3.1 Broker-Dealer shall use its best efforts to solicit applications for Contracts from persons for whom the Contracts are suitable, in accordance with the terms and conditions of this agreement.

  3.2 All applications for Contracts shall be made on applications forms authorized by PIA. Broker-Dealer shall diligently review all such applications for accuracy and completeness and shall take all reasonable and appropriate measures to assure that applications submitted to PIA are accurate and complete.

  3.3 All purchase payments collected by Broker-Dealer for PIA shall be received in trust and shall be remitted immediately, together with the application and any other required documentation, to PIA at the address indicated on the application or to such other address as PIA may specify in writing. All checks or money orders for payments under Contracts shall be drawn to the order of PIA, except as may be provided in the Corporate Insurance Agent Selling Agreement (referred to in section 21. of this Agreement).

  3.4 All applications are subject to acceptance or rejection by PIA in its sole discretion. PIA may at any time in its sole discretion discontinue issuing the Contracts or change the form and content of new Contracts to be issued.

  3.5 In soliciting applications for Contracts, Broker-Dealer may not accept risk of any kind for or on behalf of PIA and may not bind PIA by promise or agreement or alter any Contract in any way.

4. Compliance

  4.1 In consideration of and as full compensation for the services performed in accordance with this agreement, Corporate Insurance Agent will receive compensation from PIA as set forth in the schedule(s) attached to the Corporate Insurance Agent Selling Agreement referred to in Section 2.1 of this agreement.

  4.2 Should PIA for any reason return to the payor any payment made under a Contract Broker-Dealer shall cause Corporate Insurance Agent to repay PIA the total amount of any compensation which PIA may have paid Corporate Insurance Agent with respect to such payment.

  4.3 PIA may, in its sole discretion, change the amount, terms and conditions of compensation with respect to payments received by PIA under Contracts.

  4.4 PIA shall not be obligated to pay any compensation which would be in violation of applicable laws of any jurisdiction, anything in this agreement to the contrary notwithstanding.

  4.5 With respect to compensation paid to Corporate Insurance Agent in connection with the sale of variable annuity and/or variable life insurance contracts, Broker-Dealer shall cause Corporate Insurance Agent to maintain, on behalf of Broker-Dealer, such books and records as are necessary for Broker-Dealer to comply with applicable recordkeeping requirements under federal and state securities law and under the rules of the National Association of Securities Dealers, Inc.

5.  Compliance With Securities Laws.

   5.1 Broker-Dealer shall not solicit applications for Contracts unless PIA or Distributor has notified Broker-Dealer that a registration statement required under the Securities Act of 1933 is effective as to such contracts and unless Broker-Dealer is duly registered as a broker-dealer under the Securities Exchange Act of 1934, is a member in good standing of the National Association of Securities Dealers, Inc., and is duly licensed under any applicable securities laws of the state or jurisdiction in which Broker-Dealer engages in such activity.

   5.2 PIA or Distributor shall furnish Broker-Dealer with copies of the current prospectuses (and current supplements thereto) required to be used in soliciting applications for variable annuity and/or variable life insurance contracts.

   5.3 Broker-Dealer and its representatives shall comply with all applicable securities laws and regulations and with the rules of the National Association of Securities Dealers, Inc. in soliciting applications for and servicing Contracts. Broker-Dealer shall be fully responsible for all acts of its representatives in soliciting applications for and servicing Contracts.

6.  Advertisements, Sales Literature And Other Communications.

   6.1 Broker-Dealer shall not print, publish, distribute or use any advertisements, sales literature or other writing relating to the Contracts unless such advertisements, sales literature or other writing shall have first been approved in writing by PIA and Distributor.

   6.2 Broker-Dealer shall exercise care not to misrepresent the Contracts or PIA and shall make no oral or written representation which is inconsistent with the terms of the Contracts or with the information in any prospectus or sales literature furnished by PIA or it misleading in any way.


7. Indemnification.

   7.1 Broker-Dealer shall indemnify or hold harmless PIA and Distributor and each director and officer of PIA and Distributor against any losses, claims, damages or liabilities, including but not limited to reasonable attorneys' fees and court cost to which PIA or Distributor and any such director or officer may become subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any unauthorized use of sales materials or any verbal or written misrepresentations or any unlawful sales practices, or the failure of Broker-Dealer, its officers, employees or representative to comply with the provisions of this agreement or the willful misfeasance, bad faith, negligence or misconduct of Broker-Dealer, its officers, employees, or representatives in the solicitation of applications for and the servicing of Contracts.

   7.2 PIA and Distributor shall indemnify and hold harmless Broker-Dealer and each officer or director of Broker-Dealer against any losses, claims, damages or liabilities, joint or several, including but not limited to reasonable attorneys, fees and court cost to which Broker-Dealer or such officer or director becomes subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading, contained in any registration statement or any post-effective amendment or supplement to the prospectus, or in any sales material written by PIA or Distributor.

   7.3 In the event PIA suffers a loss resulting from Broker-Dealer activities, Broker-Dealer hereby assigns any proceeds received under its fidelity bond to PIA to the extent of such losses. If there is any deficiency amount, whether due to a deductible or otherwise, Broker-Dealer shall promptly pay PIA such amount on demand and Broker-Dealer shall indemnify and hold harmless PIA from any such deficiency and from the costs of collection thereof (including reasonable attorneys' fees).

8. Complaints, Investigations & Proceedings.

   8.1 Broker-Dealer shall promptly notify PIA and Distributor of any allegation that Broker-Dealer or any of its representatives violated any law, regulation or rule in soliciting applications for or servicing Contracts, and shall provide PIA with full details, including copies of all legal documents pertaining thereto.

   8.2 Broker-Dealer shall cooperate fully with PIA and Distributor in any regulatory investigation or proceeding or judicial proceeding involving the solicitation of application for and servicing Contracts by Broker-Dealer or any of its representatives.

9. Nonwaiver.

   9.1 Forbearance by PIA or Distributor to enforce any rights under this agreement shall not be construed as a waiver of any of the terms and conditions of this agreement and the same shall remain in full force and effect. No waiver of any provision of this agreement shall be deemed to be a waiver of any other provision, whether or not similar, nor shall any waiver of a provision of this agreement be deemed to constitute a continuing waiver.

10. Amendment

  10.1 PIA reserves the right to amend this Agreement at any time. Broker-Dealer's submission of an application for a Contract after notice of any such amendment shall constitute agreement of Broker-Dealer to such amendment.

11. Termination and Assignment

  11.1 This agreement may be terminated by any party, with or without cause, upon giving written notices to the other parties. This agreement shall automatically terminate if Broker-Dealer is adjudicated as bankrupt or avails itself of any insolvency act or if a permanent receiver or trustee in bankruptcy is appointed for the property of Broker-Dealer. Upon termination of this agreement with or without cause, all authorizations, rights and obligations shall cease, except the rights and obligations set forth in sections 7 and 8 of this agreement and the obligations to settle account hereunder, including the immediate forwarding of all payments received by Broker-Dealer under Contract to PIA, and except as may be expressly stated otherwise in this agreement.

  11.2 This agreement may not be assigned without the written consent of all parties.

12. Governing Law.

  12.1 This agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first written.

                                                  ______________________________
                                                       Name of Broker-Dealer

                                                  By:___________________________
                                                       Signature

                                                  ______________________________
                                                       Name

                                                  ______________________________
                                                       Title

                                                  THE PENN INSURANCE AND ANNUITY
                                                    COMPANY

                                                  By:___________________________
                                                       Signature

                                                  ______________________________
                                                       Name

                                                  ______________________________
                                                       Title


                                                  HORNOR, TOWNSEND & KENT, INC.

                                                  By:___________________________
                                                       Signature

                                                  ______________________________
                                                       Name

                                                  ______________________________
                                                       Title

                     The Penn Insurance and Annuity Company
                   Independence Square, Philadelphia, PA 19172

National Accounts - Corporate Insurance Agents
Licensed to Sell Variable Annuities and/or Variable
Life Insurance under State Insurance Laws
(Companion Agreement - Form A-1)

                   CORPORATE INSURANCE AGENT SELLING AGREEMENT

        THE PENN INSURANCE AND ANNUITY COMPANY (hereinafter called "PIA") and Hornor, Townsend & Kent, Inc. (hereinafter called "Distributor") enter into this Agreement with __________________________ (hereinafter called "Corporate Insurance Agent") on this date ____________, 19____ agree as follows:

                              W I T N E S S E T H:

        WHEREAS, PIA is in the business of issuing annuity and life insurance contracts to the public;

        WHEREAS, Distributor is an affiliate of PIA, is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers, Inc., and is assisting PIA in the distribution of such contracts;

        WHEREAS, Corporate Insurance Agent is properly licensed under the insurance laws of the state(s) in which it will act under this agreement;

        WHEREAS, Corporate Insurance Agent is affiliated with _______________, a corporation which is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (hereinafter referred to as "Broker- Dealer");

        WHEREAS, the parties desire to enter into an arrangement under which Corporate Insurance Agent and Broker-Dealer agree to sell certain annuity and life insurance contracts issued by PIA;

        NOW THEREFORE, in consideration of these premises and mutual covenants herein contained, the parties agree as follows:

13. Appointment of Corporate Insurance Agent.

  13.1 Subject to the terms and conditions of this agreement, PIA and Distributor appoint Corporate Insurance Agent as a non-exclusive agent for the solicitation of applications for, and the servicing of, annuity and/or variable life insurance contracts identified in the schedule(s) attached hereto, and Corporate Insurance Agent accepts such appointment. The annuity and/or variable life insurance contracts identified in the schedules(s) are referred to herein as "Contracts".

  13.2 Corporate Insurance Agent and its representatives shall be independent contractors as to PIA and Distributor and, subject to the terms and conditions of this agreement, free to exercise their own judgment as to the time, place and means of performing all acts hereunder. Nothing in this agreement is intended to create a relationship of employer and employee as between PIA or Distributor, on the one hand, and representatives of Corporate insurance Agent on the other.

14. Insurance and Securities Regulations - Coordination of Agreements.

  14.1 The sale of variable annuity and variable life insurance contracts identified in the schedule(s) attached hereto is subject to and regulated under federal securities laws (and may also be subject to and regulated under certain state securities laws), in addition to state insurance laws. It is understood and agreed that representatives of Corporate Insurance Agent shall be registered representative of Broker-Dealer and that Broker-Dealer shall contemporaneously enter into a Broker-Dealer Selling Agreement with PIA and Distributor covering the sale of such contracts. This agreement and the Broker-Dealer Selling Agreement shall govern the sales of such contracts.

15. Sale of Contracts.

  15.1 Corporate Insurance Agent shall use its best efforts to solicit applications for Contracts from persons for whom the Contracts are suitable, in accordance with the terms and conditions of this agreement.

  15.2 All applications for Contracts shall be made on applications forms authorized by PIA. Corporate Insurance Agent shall diligently review all such applications for accuracy and completeness and shall take all reasonable and appropriate measures to assure that applications submitted to PIA are accurate and complete.

  15.3 All purchase payments collected by Corporate Insurance Agent for PIA shall be received in trust and shall be remitted immediately together with the application and any other required documentation, to PIA at the address indicated on the application or to such other address as PIA may specify in writing. All checks or money orders for payments under Contracts shall be drawn to the order of PIA.

  15.4 All applications are subject to acceptance or rejection by PIA in its sole discretion. PIA may at any time in its sole discretion discontinue issuing the Contracts or change the form and content of new Contracts to be issued.

  15.5 In soliciting applications for Contracts, Corporate Insurance Agent may not accept risk of any kind for or on behalf of PIA and may not bind PIA by promise or agreement or alter any Contract in any way.

16. Compensation.

  16.1 In consideration of and as full compensation for the services performed in accordance with this agreement, Corporate Insurance Agent will receive compensation from PIA as set forth in the schedule(s) attached to this agreement. The schedule(s) shall be signed and dated by the parties.

  16.2 Should PIA for any reason return any payment made under a Contract to the payor, Corporate Insurance Agent shall repay PIA the total amount of any compensation which PIA may have paid with respect to such payment.

  16.3 Corporate Insurance Agent may not withhold or deduct any part of any premium or other payment due PIA for payment of compensation under this agreement or for any other purpose. The right of Corporate Insurance Agent to receive any compensation under this agreement shall at all times be subordinate to the right of PIA or Distributor to offset or apply such compensation against any indebtedness of Corporate Insurance Agent to PIA or Distributor.

  16.4 PIA may, in its sole discretion, change the amount, terms and conditions, of compensation set forth in the schedule(s) attached to this agreement with respect to payment received by PIA under Contracts.

  16.5 PIA shall not be obligated to pay any compensation which would be in violation of applicable laws of any jurisdiction, anything in this agreement to the contrary notwithstanding.

  16.6 With respect to compensation paid in connection with the sale of variable annuity and/or variable life insurance contracts, Corporate Insurance Agent shall, on behalf of Broker-Dealer, maintain such books and records as are necessary for Broker-Dealer to comply with applicable record keeping requirements under federal and state securities laws and under the rules of the National Association of Securities Dealer, Inc. Such records shall be maintained and preserved in conformity with the requirements of Rules 17a-3 and 17a-4 under the Securities Exchange Act of 1934, to the extent that such requirements are applicable to the variable annuity and/or variable life contracts. Further, with respect to such records, Corporate Insurance Agent shall be subject to examination by the Securities and Exchange Commission in accordance with Section 17(a) of the Securities Exchange Act of 1934.

17. Compliance With Insurance Laws and Regulations.

  17.1 Corporate Insurance Agent and its representative shall not solicit applications for Contracts in any state or jurisdiction unless they are duly licensed and qualified to do so under the insurance laws and regulations of the state or jurisdiction and unless PIA has notified Corporate Insurance Agent that the Contracts have been approved for sale in the state or jurisdiction.

  17.2 PIA may at any time in its sole discretion withhold or withdraw authority of any representative of Corporate Insurance Agent to solicit applications for the Contracts. Upon PIA giving written notice to Corporate Insurance Agent of its withdrawal of authority of a representative to solicit applications, Corporate Insurance Agent shall immediately cause any such representative to cease all such solicitations.

  17.3 Corporate Insurance Agent shall notify PIA in writing immediately of the termination of the employment or affiliation of an employee or representative who is an appointed agent of PIA pursuant to this agreement.

  17.4 Corporate Insurance Agent shall keep accurate and complete books and records of all transactions relating to the solicitation of applications and for servicing Contracts. The books and records shall be made available to PIA for inspection upon reasonable request.

  17.5 If Corporate Insurance Agent solicits applications for or servicing variable life insurance contracts under this agreement, Corporate Insurance Agent and its representative shall observe the Standards of Suitability for the Sale of Variable Life Insurance set forth on the reverse side of the schedule attached hereto identifying such contacts.

  17.6 Corporate Insurance Agent and its representatives shall comply with all applicable insurance laws and regulations in soliciting applications for and servicing Contracts. Corporate Insurance Agent shall be fully responsible for all acts of its representatives in soliciting applications for and servicing Contracts.

18. Advertisements, Sales Literature and Other Communications.

  18.1 Corporate Insurance Agent shall not print, publish, distribute or use any advertisements, sales literature or other writing relating to the Contracts unless such advertisements, sales literature or other writing shall have first been approved in writing by PIA and Distributor.

  18.2 Corporate Insurance Agent shall exercise care not to misrepresent the Contracts or PIA and shall make no oral or written representation which is inconsistent with the terms of the Contracts or with the information in any Prospectus or sales literature furnished by PIA or it misleading in any way.

19. Indemnification.

  19.1 Corporate Insurance Agent shall indemnify or hold harmless PIA and Distributor and each director and officer of PIA and Distributor against any losses, claims, damages or liabilities, including but not limited to reasonable attorneys' fees and court cost to which PIA or Distributor and any such director or officer may become subject under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any unauthorized use of sales materials or any verbal or written misrepresentations or any unlawful sales practices, or the failure of Corporate Insurance Agent its officers, employees or representative to comply with the provisions of this agreement or the willful misfeasance, bad faith, negligence or misconduct of Corporate Insurance Agent its officers, employees, or representatives in the solicitation of applications for and the servicing of Contracts.

  19.2 PIA and Distributor shall indemnify and hold harmless Corporate Insurance Agent and each officer or director of Corporate Insurance Agent against any losses, claims, damages or liabilities, joint or several, including but not limited to reasonable attorneys' fees and court cost to which Corporate Insurance Agent or such officer or director becomes subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact, required to be stated therein or necessary to make the statements therein not misleading, contained in any registration statement or any post-effective amendment or supplement to the prospectus, or in any sales material written by PIA or Distributor.

  19.3 In the event PIA suffers a loss resulting from Corporate Insurance Agent activities, Corporate Insurance Agent hereby assigns any proceeds received under its fidelity bond to PIA to the extent of such losses. If there is any deficiency amount, whether due to a deductible or otherwise, Corporate Insurance Agent shall promptly pay PIA such amount on demand and Corporate Insurance Agent shall indemnify and hold harmless PIA from any such deficiency and from the costs of collection thereof (including reasonable attorneys' fees).

20. Complaints, Investigations & Proceedings.

  20.1 Corporate Insurance Agent shall promptly notify PIA and Distributor of any allegation that Corporate Insurance Agent or any of its representatives violated any law, regulation or rule in soliciting applications for or servicing Contracts, and shall provide PIA with full details, including copies of all legal documents pertaining thereto.

  20.2 Corporate Insurance Agent shall cooperate fully with PIA and Distributor in any regulatory investigation or proceeding or judicial proceeding involving the solicitation of application for and servicing Contracts by Corporate Insurance Agent or any of its representatives.

21. Nonwaiver.

  21.1 Forbearance by PIA or Distributor to enforce any rights under this agreement shall not be construed as a waiver of any of the terms and conditions of this agreement and the same shall remain in full force and effect. No waiver of any provision of this agreement shall be deemed to be a waiver of any other provision, whether or not similar, nor shall any waiver of a provision of this agreement be deemed to constitute a continuing waiver.

22. Amendment.

  22.1 PIA reserves the right to amend this Agreement at any time. Corporate Insurance Agent's submission of an application for a Contract after notice of any such amendment shall constitute agreement of Corporate Insurance Agent to such amendment.

23. Termination and Assignment.

  23.1 This agreement may be terminated by any party, with or without cause, upon giving written notices to the other parties. This agreement shall automatically terminate if Corporate Insurance Agent is adjudicated as bankrupt or avails itself of any insolvency act or if a permanent receiver or trustee in bankruptcy is appointed for the property of Corporate Insurance Agent. Upon termination of this agreement, with or without cause, all authorizations, rights and obligations shall cease, except the rights and obligations set forth in sections 7 and 8 of this agreement and the obligations to settle account hereunder, including the immediate forwarding of all payments received by

       Corporate Insurance Agent under Contract to PIA, and except as may be expressly stated otherwise in this agreement.

       23.2 This agreement may not be assigned without the written consent of all parties.

24.     Governing Law

       24.1 This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first written.

                                          ______________________________________
                                             Name of Corporate Insurance Agent

                                          By:___________________________________
                                                         Signature

                                          ______________________________________
                                                         Name

                                          ______________________________________
                                                         Title

                                          THE PENN INSURANCE AND ANNUITY COMPANY

                                          By:___________________________________
                                                         Signature

                                          ______________________________________
                                                         Name

                                          ______________________________________
                                                         Title

                                          HORNOR, TOWNSEND & KENT, INC.

                                          By:___________________________________
                                                         Signature

                                          ______________________________________
                                                         Name

                                          ______________________________________
                                                         Title

                     The Penn Insurance and Annuity Company
                   Independence Square, Philadelphia, PA 19172

                             AMENDMENT TO CORPORATE
                        INSURANCE AGENT SELLING AGREEMENT
                        (Companion Agreement - Form A-1)

Name of Corporate insurance Agent: ______________________________________

Individual Variable and Fixed Only Annuity Contracts - Pennant

Date of Corporate Selling Agreement (Companion Agreement - Form A-1) to which this schedule is attached:

1. Subsection 3.3 of Section 3 of the Corporate Insurance Agent Selling Agreement is amended to provide as follows:

        All payments collected by Corporate Insurance Agent shall be received in trust and shall be remitted immediately together with all required documentation, to PIA at the address stated on the application or to such other address as PIA may specify in writing. All checks and money orders for payments under Contracts shall be drawn to the order of PIA. Notwithstanding the foregoing, in cases where Corporate Insurance Agent deducts compensation from premiums and other payments, as provided in subsection 4.3 of Section 4 below, checks and money orders may be made payable to Corporate Insurance Agent and Corporate Insurance Agent may send the remaining balance (after deducting compensation ) to PIA, provided the balance is remitted immediately to PIA.

2. Subsection 4.3 of Section 4 of the Corporate Insurance Agent Selling Agreement is amended to provide as follows:

        Except as provided in this subsection, Corporate Insurance Agent may not withhold or deduct any part of any premium or other payment due PIA for payment of compensation under this agreement or for any other purpose. Corporate Insurance Agent may deduct compensation as set forth in
        Schedule 1 attached to the Agreement from premiums and other payments due PIA under the Agreement and may send the remaining balance to PIA, provided that in doing so Corporate Insurance Agent complies fully with Rule l5c3-3(k)(2)(i) under the Securities Exchange Act of 1934, to the extent applicable. The right of Corporate Insurance Agent to receive or retain any compensation under this agreement shall at all times be subordinate to the right of PIA or Distributor to offset or apply such compensation against any indebtedness of Corporate Insurance Agent to PIA or Distributor.

                                   Agreed:


Date:_________________                    ______________________________________
                                                  Corporate Insurance Agent

                                          By:___________________________________
                                                  Signature

                                          ______________________________________
                                                  Name

                                          ______________________________________
                                                  Title


                                          THE PENN INSURANCE AND ANNUITY COMPANY

                                          By:___________________________________
                                                  Signature

                                          ______________________________________
                                                  Name

                                          ______________________________________
                                                  Title


                                          HORNOR, TOWNSEND & KENT, INC.

                                          By:___________________________________
                                                  Signature

                                          ______________________________________
                                                  Name

                                          ______________________________________
                                                  Title